JOINT FILING AGREEMENT


                  JOINT FILING AGREEMENT (this "Agreement"), dated as of October 31, 2003, among AIF II NT, Ltd. ("AIF II"), AIG Asian Infrastructure Fund II, L.P. ("AIG Fund II"), AIG Asian Infrastructure Management II, L.P. ("AIG Fund II General Partner"), AIG Asian Infrastructure Management II, Ltd. ("AIG Fund II Management"), Emerging Markets Partnership II, L.L.C. ("EMP II"), Emerging Markets Corporation ("EMC"), GIC Infrastructure Pte Ltd. ("GICI"), AIG Asian Opportunity Fund, L.P. ("AOF"), AIG Asian Opportunity G.P., L.L.C. ("AOF General Partner"), AIG Global Investment Corp. (Asia) Ltd. ("AIGGIC"), American International Assurance Company (Bermuda) Limited ("AIAB"), American International Reinsurance Company, Ltd. ("AIRCO"), American International Group, Inc. ("AIG, Inc."), Newbridge Asia HT, L.P. ("Newbridge Asia HT"), Newbridge Asia HT, Ltd. ("Newbridge Asia HT General Partner"), Newbridge Asia GenPar III, L.P. ("Newbridge GenPar III"), Newbridge Asia Advisors III, Inc. ("Newbridge Advisors III"), Tarrant Advisors, Inc. ("Tarrant Advisors"), Blum G.A. III, L.L.C. ("Blum G.A. III"), Blum Investment Partners, Inc. ("Blum Investment") and Richard C. Blum (together, the "Reporting Persons").

                               W I T N E S S E T H

                  WHEREAS, as of the date hereof, each of AIF II, AIG Fund II, AIG Fund II General Partner, AIG Fund II Management, EMP II, EMC, GICI, AOF, AOF General Partner, AIGGIC, AIAB, AIRCO, AIG, Inc., Newbridge Asia HT, Newbridge Asia HT General Partner, Newbridge GenPar III, Newbridge Advisors III, Tarrant Advisors, Blum G.A. III, Blum Investment and Richard C. Blum is filing their statement on Schedule 13D (the "Schedule 13D") with respect to the common stock, par value Won 5,000 per share, of Hanaro Telecom, Inc., a chusik-hoesa organized under the laws of Korea;

                  WHEREAS, each of AIF II, AIG Fund II, AIG Fund II General Partner, AIG Fund II Management, EMP II, EMC, GICI, AOF, AOF General Partner, AIGGIC, AIAB, AIRCO, AIG, Inc., Newbridge Asia HT, Newbridge Asia HT General Partner, Newbridge GenPar III, Newbridge Advisors III, Tarrant Advisors, Blum G.A. III, Blum Investment and Richard C. Blum is individually eligible to file the Schedule 13D;

                  WHEREAS, each of AIF II, AIG Fund II, AIG Fund II General Partner, AIG Fund II Management, EMP II, EMC, GICI, AOF, AOF General Partner, AIGGIC, AIAB, AIRCO, AIG, Inc., Newbridge Asia HT, Newbridge Asia HT General Partner, Newbridge GenPar III, Newbridge Advisors III, Tarrant Advisors, Blum G.A. III, Blum Investment and Richard C. Blum wishes to file the Schedule 13D and any future amendments thereto jointly and on behalf each of AIF II, AIG Fund II, AIG Fund II General Partner, AIG Fund II Management, EMP II, EMC, GICI, AOF, AOF General Partner, AIGGIC, AIAB, AIRCO, AIG, Inc., Newbridge Asia HT, Newbridge Asia HT General Partner, Newbridge GenPar III, Newbridge Advisors III, Tarrant Advisors, Blum G.A. III, Blum Investment and Richard C. Blum, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Exchange Act");

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

                  1. AIF II, AIG Fund II, AIG Fund II General Partner, AIG Fund II Management, EMP II, EMC, GICI, AOF, AOF General Partner, AIGGIC, AIAB, AIRCO, AIG, Inc., Newbridge Asia HT, Newbridge Asia HT General Partner, Newbridge GenPar III, Newbridge Advisors III, Tarrant Advisors, Blum G.A. III, Blum Investment and Richard C. Blum hereby agree that the Schedule 13D is, and any future amendments to the Schedule 13D will be, filed on behalf of each of AIF II, AIG Fund II, AIG Fund II General Partner, AIG Fund II Management, EMP II, EMC, GICI, AOF, AOF General Partner, AIGGIC, AIAB, AIRCO, AIG, Inc., Newbridge Asia HT, Newbridge Asia HT General Partner, Newbridge GenPar III, Newbridge Advisors III, Tarrant Advisors, Blum G.A. III, Blum Investment and Richard C. Blum pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

                  2. Each of the Reporting Persons hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, such Reporting Person is responsible for the timely filing of the Schedule 13D and any future amendments thereto, and for the completeness and accuracy of the information concerning such Reporting Person contained therein, and is not responsible for the completeness and accuracy of the information concerning the other Reporting Persons contained therein, unless such Reporting Person knows or has reason to know that such information is inaccurate.

                  3. Each of AIF II, AIG Fund II, AIG Fund II General Partner, AIG Fund II Management, EMP II, EMC, GICI, AOF, AOF General Partner, AIGGIC, AIAB, AIRCO, AIG, Inc., Newbridge Asia HT, Newbridge Asia HT General Partner, Newbridge GenPar III, Newbridge Advisors III, Tarrant Advisors, Blum G.A. III, Blum Investment and Richard C. Blum hereby agrees that this Agreement shall be filed as an exhibit to the Schedule 13D, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.


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

                                    SIGNATURE

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIF II NT, LTD.

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                     AIG ASIAN INFRASTRUCTURE FUND II, L.P.

                                    By: AIG Asian Infrastructure Management II,
                                           L.P.

                                           By: AIG Asian Infrastructure
                                                 Management II, Ltd.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG ASIAN INFRASTRUCTURE MANAGEMENT II, L.P.

                                           By:  AIG Asian Infrastructure
                                                  Management II, Ltd.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG ASIAN INFRASTRUCTURE MANAGEMENT II, LTD.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    EMERGING MARKETS PARTNERSHIP II, L.L.C.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    EMERGING MARKETS CORPORATION

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    GIC INFRASTRUCTURE PTE LTD.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG ASIAN OPPORTUNITY FUND, L.P.

                                            By: AIG Asian Opportunity G.P.,
                                                L.L.C.

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                       AIG ASIAN OPPORTUNITY G.P., L.L.C.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AIG GLOBAL INVESTMENT CORP. (ASIA) LTD.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AMERICAN INTERNATIONAL ASSURANCE COMPANY
                                    (BERMUDA) LIMITED

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AMERICAN INTERNATIONAL REINSURANCE COMPANY,
                                    LTD.

                                            By:
                                                --------------------------------
                                            Name:  L. Michael Murphy
                                            Title: Executive Vice President,
                                                   Secretary and General Counsel

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    AMERICAN INTERNATIONAL GROUP, INC.

                                            By:
                                                --------------------------------
                                                Name: Win J. Neuger
                                                Title:  Executive Vice President
                                                        and Chief Investment
                                                        Officer

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    NEWBRIDGE ASIA HT, L.P.

                                            By: Newbridge Asia HT, Ltd.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    NEWBRIDGE ASIA HT, LTD.

                                            By:
                                                 -------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    NEWBRIDGE ASIA GENPAR III, L.P.

                                            By: Newbridge Asia Advisors III,
                                                Inc.

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    NEWBRIDGE ASIA ADVISORS III, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    TARRANT ADVISORS, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    BLUM G.A. III, L.L.C.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    BLUM INVESTMENT PARTNERS, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                            Title:

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                    RICHARD C. BLUM